CENTRE FUNDS

48 Wall Street, Suite 1100

New York, New York 10005

June 11, 2018

VIA EDGAR

U.S. Securities and Exchange Commission

Division of Investment Management

100 F Street, N.E.

Washington, D.C. 20549

Re:	Centre Funds (the “Trust”) - File Nos. 333-173306 and 811-22545

Dear Sir or Madam:

On behalf of the Trust and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information contained in the 497(e) supplement filed and dated May 25, 2018 to the Prospectus, dated January 29, 2018. The purpose of this filing is to submit the May 25, 2018 497(e) filing in XBRL for the Centre Global Infrastructure Fund.

Please contact me at (212) 918-4707 with any questions. Thank you.

Sincerely,

/s/ James A. Abate
James A. Abate
President